Exhibit 10.4

AMENDMENT NO. 1 TO THE
ATTEROCOR, INC.
2012 STOCK PLAN

Millendo Therapeutics, Inc., a Delaware corporation (formerly known as Atterocor, Inc.) (the “Company”), previously adopted the Atterocor, Inc. 2012 Stock Plan (as amended, the “Plan”). Unless otherwise defined herein, all capitalized terms shall have the meaning set forth in the Plan.

Section 2, Paragraph (h) of the Plan shall be amended in its entirety to read as follows:

(h)                                                         “Company” means Millendo Therapeutics, Inc., a Delaware corporation (formerly known as Atterocor, Inc.).

Section 3, Paragraph (a) of the Plan shall be amended in its entirety to read as follows:

(a)                                                         “Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be subject to option and sold under the Plan is 12,086,451 Shares. In no event shall the number of Shares issued pursuant to Incentive Stock Options exceed 12,086,451 Shares. The Shares may be authorized but unissued, or reacquired Common Stock.”

Except as expressly amended hereby, the Plan shall remain unchanged and in full force and effect and is hereby ratified and confirmed.

Adopted by the Company’s Board of Directors:	December 17, 2015

Adopted by the Company’s Stockholders:	December 17, 2015

IN WITNESS WHEREOF, the undersigned has acknowledged this Amendment to the Plan this 17th day of December, 2015.

MILLENDO THERAPEUTICS, INC.

Signature:	/s/ Julia Owens

Print Name:	Julia Owens

Title:	President and CEO